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                                                                    EXHIBIT 10.2




                          AMENDMENT TO THE EXCHANGE AND
                          REGISTRATION RIGHTS AGREEMENT


            AMENDMENT, dated as of May 5, 2000 to the EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of December 31, 1994 (as amended, the "Agreement"), among GLOBALSTAR, L.P., a Delaware limited partnership ("Globalstar"), GLOBALSTAR TELECOMMUNICATIONS LIMITED, a Bermuda company ("GTL"), QUALCOMM Incorporated, a Delaware corporation ("Qualcomm"), Loral Space & Communications Ltd., a Bermuda company ("Loral"), Loral SpaceCom Corporation, a Delaware corporation ("LSC") and Loral Space & Communications Corporation, a Delaware corporation ("LSCC" and together with Loral and LSC, the "Loral Entities").

            WHEREAS, pursuant to Section 7 of the Agreement, Globalstar and GTL have the right to amend the Agreement to grant to any partner of Globalstar admitted into the partnership after December 31, 1994 the exchange and registration rights afforded in the Agreement; and

            WHEREAS; Globalstar has issued to Qualcomm and the Loral Entities warrants to acquire ordinary partnership interests of Globalstar (collectively, the "Warrants"); and

            WHEREAS, Globalstar and GTL wish to amend the Agreement to include Qualcomm and the Loral Entities as a Partner within the meaning of the Agreement effective as of the date Qualcomm and the Loral Entities first acquired ordinary partnership interests in Globalstar:

1. Rights of Additional Partners.

            (a) The parties hereto agree that from and after the first day on which each of Qualcomm, Loral, LSC and/or LSSC (collectively, the "Additional Partners") shall acquire ordinary partnership interests in Globalstar, all references to "Partner" or "Partners" in the Agreement shall be deemed also to refer to each of the Additional Partners, as the case may be.

            (b) Notwithstanding the foregoing, the parties hereto agree that from and after the date hereof, each of the Additional Partners shall be considered to be Partners for the purposes of the Sections 1(b) and 3 of the Agreement. Each of the Company and Globalstar hereby represents and warrants to each of the Additional Partners the accuracy of the representations and warranties set forth in Section 5(a) of the Agreement as applied to the Agreement as amended through the date of this Amendment. Notices to the Additional Partners shall be delivered to them at the addresses specified under their signatures below. Except as permitted pursuant to Section 7 of the Agreement, no amendment or waiver of the provisions of the Agreement may be effected without the written agreement of each of the Additional Partners.

            (c) GTL agrees that it shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the issuance and delivery upon the
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exercise of the Warrants and exchange of the related partnership interests therefor, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of the Warrants and exchange of the related partnership interests. Each of the Loral Parties hereby agree to provide to QUALCOMM written notice of exercise of, or intent to exercise, the Warrants in its favor within 30 days of the date of such exercise, or, if earlier, not later than 30 days prior to the end of Globalstar's tax year.



2. Obligations of Additional Partners. Each of the Additional Partners hereby agrees that from and after the date on which it shall have first acquired ordinary partnership interests in Globalstar, it shall be bound by the terms of the Agreement, including without limitation, the representations and warranties of the Partners contained therein.

3. Defined Terms. Capitalized terms used herein not otherwise defined shall have the meanings set forth in the Agreement.

4. Counterpart. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                                    GLOBALSTAR, L.P.
                                    by: Loral/Qualcomm Satellite Services, L.P.,
                                    as Managing General Partner
                                    by: Loral/Qualcomm Partnership, L.P.,
                                    as General Partner
                                    by: Loral General Partner, Inc.,
                                    as General Partner


                                    By:   /s/  Eric Zahler
                                        ----------------------------------------
                                        Name:  Eric Zahler
                                        Title: President and Chief Operating
                                               Officer


                                    GLOBALSTAR TELECOMMUNICATIONS LIMITED
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                                    By:   /s/  Eric Zahler
                                        ----------------------------------------
                                        Name:  Eric Zahler
                                        Title: Vice Chairman


                                    QUALCOMM INCORPORATED


                                    By:   /s/  Anthony S. Thurnley
                                        ----------------------------------------
                                        Name:  Anthony S. Thurnley
                                        Title: Chief Financial Officer


                                    LORAL SPACECOM CORPORATION


                                    By:   /s/  Richard J. Townsend
                                        ----------------------------------------
                                        Name:  Richard T. Townsend
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    Address:
                                    600 Third Avenue
                                    New York, New York 10016
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                                    LORAL SPACE & COMMUNICATIONS LTD.


                                    By:   /s/  Richard J. Townsend
                                        ----------------------------------------
                                        Name:  Richard T. Townsend
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    c/o Address:
                                    600 Third Avenue
                                    New York, New York 10016


                                    LORAL SPACE & COMMUNICATIONS CORPORATION


                                    By:   /s/  Richard J. Townsend
                                        ----------------------------------------
                                        Name:  Richard T. Townsend
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                    c/o Address:
                                    600 Third Avenue
                                    New York, New York 10016